Securities Act File No. 333-33445
                                                Securities Act File No. 33-67852


                            PILGRIM U.S. EQUITY FUNDS

                         Supplement dated August 1, 2001
                   to the Statement of Additional Information
                                dated May 1, 2001

1.   CHANGE IN NAME FOR PILGRIM BANK AND THRIFT FUND

     Effective May 22, 2001, Pilgrim Bank and Thrift Fund changed its name to Pilgrim Financial Services Fund. References in the Statement of Additional Information to "Bank and Thrift Fund" are each hereby replaced by "Financial Services Fund."

2. CHANGE TO PILGRIM BANK AND THRIFT FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON INDUSTRY CONCENTRATION

     Effective May 22, 2001, the following fundamental investment restriction will replace fundamental investment restriction (1) under "Investment Restrictions -- The Bank and Thrift Fund" beginning on page 75 of the Statement of Additional Information:

     (1) [The Fund may not] Invest more than 25% of its total assets in any industry or group of related industries other than financial services industries, except for temporary or defensive positions.

3. CHANGE TO PILGRIM BANK AND THRIFT FUND'S FUNDAMENTAL RESTRICTIONS ON INVESTING IN ILLIQUID SECURITIES.

     Effective May 22, 2001, the following non-fundamental investment restriction will replace fundamental investment restrictions (3) and (4) under "Investment Restrictions -- The Bank and Thrift Fund" beginning on page 75 of the Statement of Additional Information:

     (10) [The Fund may not] Invest in illiquid securities if, as a result, more than 15% of the Fund's net assets would be invested in such securities.

4. CHANGE TO PILGRIM BANK AND THRIFT FUND'S SUPPLEMENTAL DESCRIPTION OF INVESTMENTS.

     Effective May 22, 2001, the Fund will no longer invest primarily in securities of banks and thrifts.

5.   CHANGE IN SUB-ADVISER FOR PILGRIM RESEARCH ENHANCED INDEX FUND.

     Effective August 1, 2001, Aeltus Investment Management, Inc. became the sub-adviser to the Pilgrim Research Enhanced Index Fund.

     The  Statement  of  Additional   Information   is  revised  to  state  that
Director/Trustees Thomas J. McInerney and John G. Turner also are Directors of Aeltus Investment Management, Inc. The Statement of Information is further revised to state that Aeltus Investment Management, Inc. is a wholly owned subsidiary of ING Group.
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     The following  replaces the  discussion of the  Sub-Adviser to the Research
Enhanced Index Fund on page 16 of the Statement of Additional Information:

     Pursuant to a Sub-Advisory Agreement between ING Pilgrim Investments and Aeltus Investment Management, Inc. ("Aeltus"), Aeltus acts as Sub-Adviser to the Research Enhanced Index Fund. In this capacity, Aeltus, subject to the supervision and control of ING Pilgrim Investments and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Pilgrim Investments. Aeltus's address is 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is a wholly owned subsidiary of ING Group.

     The  following  has been added to page 18 of the  Statement  of  Additional
Information:

     Former Sub-Adviser for Research Enhanced Index Fund. J.P. Morgan Investment Management LLC ("J.P. Morgan") served as Sub-Adviser to Research Enhanced Index Fund through August 2001. For the fiscal year ended October 31, 2000, the Adviser paid portfolio management fees to J.P. Morgan of $497,672 and for the fiscal period December 30, 1998 to October 31, 1999, the Adviser paid portfolio management fees to J.P. Morgan of $199,666.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE